Filed Pursuant to Rule 497(d)

                                                   Registration No. 333 - 106473



                           TAX EXEMPT SECURITIES TRUST
                             Pennsylvania Trust 128

                Supplement to Prospectus dated September 10, 2003


In the Portfolio of Securities for Pennsylvania Trust 128 (the "Trust") on page A-18 of the Prospectus, bond No. 5, as described below, has been removed from the portfolio of the Trust as a result of a failed contract:

      "$150,000 Economy, Pennsylvania, Municipal Authority, Sewer Revenue Bonds,
                FSA Insured, 4.80% Due 12/15/2033"

Accordingly, the total number of units of the Trust has been reduced from 2,000 to 1,850.